Exhibit 99.1

Manager of Company Announcements
ASX Limited
Level 6
20 Bridge Street
SYDNEY NSW 2000

22 October 2008
BY E-LODGEMENT

Dear Sir / Madam

Redomiciliation Meetings

In accordance with ASX Listing Rule 3.13.3 the Company provides a copy of the presentation materials that are to be delivered today at the meetings of Shareholders, Optionholders and Performance Rights holders in connection with the proposed redomiciliation of the Company to the United States.

These meetings are being held at the Adelaide Room, Sofitel Sydney Wentworth Hotel, 61-101 Philip Street, Sydney commencing at 10am.

A copy of the Information Memorandum is available on the Company’s website.

Yours faithfully

David McIntyre
Chief Financial Officer &
Company Secretary

HeartWare Limited (ASX:HTW) Leading a small revolution CEO Presentation Mr Doug Godshall 22 October 2008 www.heartware.com

Disclosures Not an Offer for Securities This Presentation does not constitute nor does it contain an offer or invitation to buy or subscribe for securities in HeartWare Limited (the Company) or an inducement to make an offer or invitation with respect to those securities. Forward looking Statements This Presentation contains 'forward looking statements' which involve subjective judgment and analysis and are subject to significant uncertainties, risks, and contingencies, many of which are outside the control of, and are unknown to the Company and its subsidiary. In particular, these forward looking statements are made only as of the date of this Presentation, they assume the success of the Company's business strategies, and are subject to significant regulatory, business, competitive and economic uncertainties and risks. No representation, warranty or assurance (express or implied) is given or made in relation to any forward looking statement by any person (including the Company). In particular, no representation, warranty or assurance (express or implied) is given in relation to any underlying assumption or that any forward looking statement will be achieved. Actual future events may vary materially from the forward looking statements and the assumptions on which the forward looking statements are based. Given these uncertainties, recipients are cautioned to not place undue reliance on such forward looking statements. Subject to any continuing obligations under applicable law or any relevant listing rules of the ASX, the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements in this Presentation to reflect any change in expectations in relation to any forward looking statements or any change in events, conditions or circumstances on which any such statement is based. Nothing in this Presentation shall under any circumstances create an implication that there has been no change in the affairs of the Company since the date of this Presentation. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K filed with the Securities Exchange Commission ("SEC") on February 28, 2008, and those described in other reports filed from time to time with the SEC or the ASX. Disclaimer To the maximum extent permitted by applicable laws, none of the Company or any of its "related bodies corporate" (as that term is defined in the Corporations Act 2001 (Cth)), or any of their directors, employees or agents makes any representation and can give any assurance as to the validity, accuracy, suitability or completeness of any information, statement or opinion contained in this Presentation or shall be liable for any errors in, or omissions from, any information, statement or opinion contained in this Presentation. No one should act or refrain from acting in reliance on this Presentation material. This overview of the Company does not purport to be all-inclusive or to contain all information which its recipients may require in order to make an informed assessment of the Company or its prospects. The provision of this Presentation is not, and should not be considered as, the provision of investment or financial product advice. This notice and the Presentation contain general information only and do not take into account the recipient's individual objectives, taxation position, financial situation or needs.

Agenda Redomiciliation Corporate Update US & International Clinical Trial Update Operations Update Future Products Update Milestones

Redomiciliation - Overview The HeartWare Group will redomicile - or reincorporate - in the United States of America HeartWare International, Inc (a US-based Delaware corporation) will become the ultimate parent company of the HeartWare Group HeartWare International will replace HeartWare Limited as the ASX listed entity with HeartWare International "CDIs" being quoted for trading on the ASX 3 separate schemes of arrangement: Share Scheme - Ordinary Shares are exchanged for HeartWare International CDIs or HeartWare International Common Stock Option Scheme - ESOP options exchanged for HeartWare International Options Performance Rights Scheme - Performance Rights exchanged for restricted stock units in HeartWare International Standalone options exchanged for HeartWare International options

Redomiciliation - Continued Shareholders have the same economic interest in HeartWare before and after the transaction Shareholders will receive: 1 HeartWare International CDI per Ordinary Share held; OR 1 HeartWare International Common Stock for every 35 Ordinary Shares held CDI's and Common Stock are interchangeable BUT only CDIs will be tradeable on the ASX Trading price of "HeartWare" on the ASX is expected to be unchanged pre and post redomiciliation Potential advantages and disadvantages cited on pages 14 and 15 to the Information Memorandum and discussed by the Independent Expert

Summary - Redomiciliation Redomiciliation will reduce costs, complications and the overall burden associated with being a dual public company "in the United States and Australia" HeartWare will become a US public company that is listed on the ASX Paves the way for a primary listing on NASDAQ The Board of Directors unanimously support the redomiciliation of HeartWare to the United States BDO Kendalls determined that redomiciliation "is in the Best Interests of the Equity Interest Holders of HeartWare".

Physical Characteristics Centrifugal pump 50 cc 140 grams 2 inch outside diameter Integrated inflow cannula 10 mm outflow graft with articulating strain relief Thin, flexible driveline Custom sewing ring Caution - Investigational Device, Limited by United States Law to Investigational Use

Implanted in Pericardial Space Integrated inflow cannula and novel sewing ring designed to expedite the implant procedure Caution - Investigational Device, Limited by United States Law to Investigational Use

Implanted in Pericardial Space Caution - Investigational Device, Limited by United States Law to Investigational Use "...you simply let the heart go and both the heart and the pump disappear into the chest..."

Patient and Hospital Equipment Intuitive touch screen monitor 2 line LCD display, power connections, & log files 2 battery packs last approximately 10 hours Caution - Investigational Device, Limited by United States Law to Investigational Use

This pump offers something that no other pump offers. It has the potential to make an important difference for our patients and on the market. O. H. (Bud) Frazier M.D.; at HeartWare investigators' meeting 10-16-08 HeartWare LVAD

US clinical trial underway Granted full IDE approval from FDA in September 2008 150 patients at a maximum 28 centers First US implant at Washington Hospital Centre 6 additional centers trained 2 others have received IRB Strong interest from leading transplant centres FDA Classification as a Category "B2" device (eligible for reimbursement) Dr Steven Boyce, cardiothoracic surgeon at Washington Hospital Center, conducted the first implant in the US

International Clinical Trial Update as of October 10, 2008 Enrolled 45 Alive on pump or transplanted 40 Transplanted 12 Recovered 3 Deceased 5* Longest in Use 22 months Total LVAD Support 30.6 pt/yrs *1 patient died on POD 203 after reaching primary endpoint Adverse events/complications consistent with reported events in 1st 23 patients (ISHLT April 2008) *1 patient died on POD 203 after reaching primary endpoint Adverse events/complications consistent with reported events in 1st 23 patients (ISHLT April 2008) Caution - Investigational Device, Limited by United States Law to Investigational Use

90% 86% Kaplan-Meier: Interim Report (N = 45) Caution - Investigational Device, Limited by United States Law to Investigational Use

Months HeartWare N=40 Transplants N= 9,125 0 100 100 1 97 93.284 2 94 91.552 3 90 90.597 4 90 89.898 5 90 89.187 6 90 88.682 7 86 88.025 8 86 87.517 9 86 87.158 10 86 86.786 11 86 86.388 12 86 86.112 24 86 82.202 36 48 Kaplan-Meier Actuarial Survival % Survival J Heart Lung Transplant 2007;26: 769-781 Transplants: 2002 - 6/2005 83% 86% International Trial Survival vs. Heart Transplantation Caution - Investigational Device, Limited by United States Law to Investigational Use

HeartWare LVAD Flow: Enables Circadian Rhythm Day Night Caution - Investigational Device, Limited by United States Law to Investigational Use

LVAD Market Dynamics Very Favorable Patient population continues to grow VAD's are suddenly an attractive sector Market growth has exceeded almost all expectations Thoratec up 44% Q2 over Q2 '07 26 new centers started implanting in Q2 in US Cardiology meetings which were previously neutral to negative on VAD's, now positive Even bearish analysts projecting 40% growth '08-'10 Data from all companies improving; reinforcing merits of VAD therapy Considerable interest in HeartWare worldwide Multiple sites in EU waiting for CE mark and very high level of enthusiasm amongst US investigators Caution - Investigational Device, Limited by United States Law to Investigational Use

Operational Update Capacity expansion and capability requirements identified during 2007 Requirement #1 - General facility upgrade Requirement #2 - Expanded clean room capability Requirement #3 - Validation / verification of all equipment and processes Requirement #4 - Yield and throughput improvement Requirement #5 - Improved inventory and supplier management Requirement #6 - Increasing number of highly skilled operators Caution - Investigational Device, Limited by United States Law to Investigational Use

"Telephone Box" Clean Room ISO Class 100,000 Clean Rom Miami Lakes Significant Upgrade Clean Room Then: 180 sq ft Clean Room Now: 4,700 sq ft Caution - Investigational Device, Limited by United States Law to Investigational Use

Validation / verification of equipment and processes Relocation to "state-of-the-art" clean room in Miami Lakes Quality system upgrade Received ISO 13485 Certification Expanded capacity/reduced cycle time in receiving and inspection Partnered closely with key suppliers Ramped up in-house inventory depth Significant enhancement of operator and engineering capabilities Doubled number of operators on manufacturing floor Analyzed and identified action plans for: High impact yield loss activities Redundancy shortfalls Process and related "bottlenecks" In 2008 We Established Foundation for 2009+

MVAD's Promise Growing 3 distinct surgical implantation approaches have emerged Trans apical (pictured) Less invasive full flow (7 liters+) Less invasive partial flow (3-4 liters) Physician feedback / interest very high "WOW" is most common comment Received high praise at ISRBP Configurability / versatility, ease-of-use and manufacturability evident 20+ animals studies in Germany, Austria and the United States Additional chronic studies slated for Q4 Comparable hemodynamics to HeartWare LVAD Caution - Investigational Device, Limited by United States Law to Investigational Use

Transcutaneous Energy Transfer showing significant progress Designed to enable transfer of energy and information across the skin Replaces driveline cable and eliminates risk of driveline complications Designed to enable patient to be un- tethered from the charging system for extended periods Pre-clinical testing meeting design targets Product pipeline - TET System Caution - Investigational Device, Limited by United States Law to Investigational Use

Milestone Review Milestone Timing Status Receipt of full IDE from FDA Q3 2008 Commencement of US Clinical Trial Q3 2008 Raise Capital Q3 2008 First Revenue Q3 2008 Submission of Technical Dossier Q3 2008 Upgrade Operations Facility Q3 2008 ISO Certification Q4 2008 Receipt of CE Mark Q4 2008 On Target Redomiciliation to United States Q4 2008 On Target Submit TGA Q1 2009 On Target Commence Destination Therapy Trial Mid 2009 On Target

Thank You

Share Scheme Meeting 'That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of its fully paid ordinary shares (the Share Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Share Scheme by the Court, to implement the Share Scheme with any such alterations or conditions'. Proxies For: 149,950,550 [78] Proxies Against: 82,929 [8] Proxies Open in Total: 7,486,554 [29] - Proxies Open (Chairman) 7,297,221* [26] * To be voted in favour of the resolution

Option Scheme Meeting 'That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of options to acquire fully paid ordinary shares issued under the HeartWare Limited Employee Share Option Plan (Option Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Option Scheme by the Court, to implement the Option Scheme with any such alterations or conditions'. Proxies For: 3,364,204 [9] Proxies Against: - [-] Proxies Open in Total: 475,000 [1] - Proxies Open (Chairman) -* [-] * To be voted in favour of the resolution

Performance Rights Scheme Meeting 'That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of performance rights granted under the HeartWare Limited Performance Rights Plan ( Performance Rights Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Performance Rights Scheme by the Court, to implement the Performance Rights Scheme with any such alterations or conditions'. Proxies For: 600,000 [2] Proxies Against: - [-] Proxies Open in Total: - [-] - Proxies Open (Chairman) -* [-] * To be voted in favour of the resolution

Extraordinary General Meeting of Shareholders 'That, for the purposes of section 162(m) and 422 of the US Internal Revenue Code (as amended) and for all other purposes, approval is given to the HeartWare International 2008 Stock Incentive Plan as described in section 8 and Appendix 11 of the Information Memorandum accompanying this notice of Extraordinary General Meeting'. Proxies For: 126,680,956 [76] Proxies Against: 21,415,954 [9] Proxies Open in Total: 7,478,099 [29] - Proxies Open (Chairman) 7,278,766* [25] * To be voted in favour of the resolution

Thank You

HEARTWARE LIMITED

MEETINGS OF SHAREHOLDERS AND
INCENTIVE HOLDERS PURSUANT TO THE
INFORMATION MEMORANDUM
DATED 12 SEPTEMBER 2008

CHAIRMAN’S SCRIPT

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HEARTWARE LIMITED
SHARE SCHEME MEETING
Court Ordered Scheme Meeting of the Holders of Ordinary Shares to be held at the Adelaide Room, Sofitel Sydney,
Wentworth Hotel, 61-101 Philip Street, Sydney at 10.00am on
Wednesday 22 October 2008.

1.	OPENING

Good morning ladies and gentlemen. My name is Rob Thomas. I am Chairman of the Board of Heartware and will be chairing today’s meetings. There will be a series of meetings held this morning in order for shareholders and incentive holders to approve matters in connection with the proposed redomiciliation of the HeartWare Group to the United States.

It is now the advertised time of the Court Ordered Share Scheme Meeting and the necessary quorum being present, I declare the meeting open.

2.	INTRODUCTION OF DIRECTORS & OFFICERS

I would now like to introduce you to the Company’s directors and officers who are present at this meeting:

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Mr Doug Godshall (Chief Executive Officer and Executive Director);
Dr Christine Bennett (Non-Executive (Independent) Director);
Dr Denis Wade (Non-Executive (Independent) Director); and
Mr David McIntyre (Chief Financial Officer & Company Secretary).

I note that Mr Bob Stockman, Mr Tim Barberich, Dr Seth Harrison and Mr Ray Larkin are not able to be present for today’s meeting and they send their apologies.

3.	APOLOGIES

As noted earlier, Mr Barberich, Mr Stockman, Dr Harrison and Mr Larkin send their apologies.

Others

4.	PURPOSE

The purpose of this meeting is to consider and, if thought fit, to agree to a scheme of arrangement proposed to be made between HeartWare and the holders of its fully paid ordinary shares, further details of which are set out in the Notice of a Court Ordered Scheme Meeting of the Holders of Ordinary Shares dated 22 September 2008.

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The Notice of Meeting, which is contained in Appendix 16 to the Information Memorandum, has been circulated to all Heartware shareholders and I therefore propose to take the notice as read.
May I have your approval that the Notice is taken as read on a show of hands?

All those in favour, please raise your voting cards. All those against?

Today’s meeting marks another very important milestone for HeartWare. It occurs in a year full of achievements and progress. We started 2008 having made strong early progress in our international clinical trial but this has been quickly followed by receipt of conditional IDE approval from the FDA to commence a bridge-to-transplant trials in the United States; the relocation of our production facilities to a world-class clean room previously owned by Johnson & Johnson / Cordis; a successful capital raising at market; submission for CE marking, the commencement of implanting in the United States and, more recently, the receipt of full IDE approval, first revenue and the receipt of ISO certification. We also remain on target to achieve CE marking prior to year-end and this will cap off what we regard as a very strong year.

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I would like to thank Doug Godshall and his team for a year of extraordinarily hard work and dedication. The success of this year mirrors the strong team that has formed under Doug’s leadership. Redomiciliation of HeartWare to the United States with a view to a future NASDAQ listing marks a natural evolution for the Company. Redomiciliation presents HeartWare with a range of benefits and opportunities as set out in the Information Memorandum and I would ask that you all join with the Board in endorsing the proposition that is before you today.

5. PROCEEDINGS

For the benefit of the meeting, today’s proceedings will include:

•	a presentation by the Company’s Chief Executive Officer, Mr Godshall, providing a brief corporate update together with an overview of the redomiciliation; and

•	consideration of the formal items of business.

[Presentation by the Chief Executive Officer]

I will now move to the formal items of business.

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6.	PROXIES / VOTING

Proxy votes have been received. Where a proxy vote has been given to me as the Chairman without voting instructions, in all cases I intend to vote in favor of the resolution. Details of proxies are set out in the presentation materials.

Voting at the meeting will occur by poll.

7.	RESOLUTION

The text of the resolution is set out on page 303 of the Information Memorandum. To be successful, the resolution must be passed by a majority in number of the holders of ordinary shares that are present and voting – in person or via proxy – and by at least 75% of the total number of votes cast on the resolution.

If the resolution is passed, Federal Court approval of the Share Scheme will be sought on or about 30 October with HeartWare Limited shortly thereafter becoming a wholly-owned subsidiary of HeartWare International subject to successful completion of the other matters proposed for today. HeartWare International will then list on the ASX and trading in CDIs will follow – this should occur in the early part of November.

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Following this meeting, there will be similar meetings of all option holders, performance rights holders and a further Extraordinary General Meeting of Shareholders.

I do not propose to recite the arguments for and against the redomiciliation, which are set out in the Information Memorandum sent to all shareholders, but I note that the Board of Directors unanimously supports the redomiciliation of the HeartWare Group in the United States and believes that the proposal is in the best interests of HeartWare as a whole.

Doug provided a brief presentation on the redomiciliation and before I put the matter to the meeting I would ask if there are any questions or comments. Please state your name and show your voting card prior to speaking. Questions?

[Discussion]

The resolution which I now ask you to vote on is:

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‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of its fully paid ordinary shares (the Share Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Share Scheme by the Court, to implement the Share Scheme with any such alterations or conditions’

I will now ask Mr Richard Powell of Computershare, the returning officer, to conduct the poll.

[Note: Meeting to be adjourned for counting of votes on the poll if necessary — results of all polls could be declared together at the end of the scheme meetings if this is necessary.]

I will ask the Company Secretary, David McIntyre, to read out the results of the poll.

[Mr McIntyre to read poll results for, against and abstain — number of shareholders and votes]

Accordingly, I confirm that the resolution [was passed / was not passed] by the requisite majorities.

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8.	CLOSURE

We have now completed the matters contained in the Notice of Share Scheme Meeting.

As there is no other business to be discussed at this meeting, I declare the meeting closed and will move to the Option Scheme Meeting.

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HEARTWARE LIMITED
OPTION SCHEME MEETING
Court Ordered Scheme Meeting of the Holders of Options to be held at the Adelaide Room, Sofitel Sydney, Wentworth
Hotel, 61-101 Philip Street, Sydney at 10.30am on
Wednesday 22 October 2008.

1.	OPENING

I am Rob Thomas and I am Chairman of HeartWare Limited and Chair of todays meeting.

I refer everyone’s attention to the Notice of a Court Ordered Scheme of the Holders of Options dated 22 September 2008 as set out in Appendix 17 to the Information Memorandum.

It is now the advertised time of the Court Ordered Option Scheme Meeting and the necessary quorum being present, I declare the meeting open.

2.	APOLOGIES

As noted earlier, Mr Barberich, Mr Stockman, Dr Harrison and Mr Larkin send their apologies.

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Others

3.	PURPOSE

The purpose of this meeting is to consider and, if thought fit, to agree to a scheme of arrangement proposed to be made between HeartWare and the holders of options to acquire fully paid ordinary shares pursuant to the HeartWare Limited Employee Share Option Plan.

The Notice of Meeting, which is contained in Appendix 17 to the Information Memorandum, has been circulated to all HeartWare optionholders and I therefore proposed to take the notice as read.
May I have your approval that the Notice is taken as read on a show of hands?

All those in favour, please raise your voting cards. All those against?

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4.	PROXIES / VOTING

Proxy votes have been received. Where a proxy vote has been given to me as the Chairman without voting instructions, in all cases I intend to vote in favor of the resolution. Details of proxies are set out in the presentation materials.

Voting at the meeting will occur by poll.

5.	RESOLUTION

To be successful, the resolution must be passed by a majority in number of the optionholders that are present and voting – in person or via proxy – and being a majority whose options in aggregate are at least 75% by value of the total options held by the optionholders present and voting.

The Option Scheme is subject to Federal Court approval and the satisfaction or waiver of various conditions as set out in the Option Scheme including that the Share Scheme becomes effective (which will occur following Federal Court approval next week).

Again, the Board of Directors unanimously supports the redomiciliation of the HeartWare Group in the United States and believes that the proposal is in the best interests of HeartWare as a whole.

Before putting the matter to vote, I would ask if there are any questions or comments?

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[Discussion]

The resolution which I now ask you to vote on is:

‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of options to acquire fully paid ordinary shares issued under the HeartWare Limited Employee Share Option Plan (Option Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Option Scheme by the Court, to implement the Option Scheme with any such alterations or conditions’.

I will now ask Mr Richard Powell of Computershare, the returning officer, to conduct the poll.

[Note: Meeting to be adjourned for counting of votes on the poll if necessary — results of all polls could be declared together at the end of the scheme meetings if this is necessary.]

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I will ask the Company Secretary, Mr David McIntyre, to read out the results of the poll.

[Mr McIntyre to read poll results for, against and abstain — number of optionholders and votes]

Accordingly, I confirm that the resolution was passed by the requisite majorities.

6.	CLOSURE

We have now completed the matters contained in the Notice of Option Scheme Meeting.

As there is no other business to be discussed at this meeting, I declare the meeting closed and will move to the Performance Rights Scheme Meeting.

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HEARTWARE LIMITED
PERFORMANCE RIGHTS SCHEME MEETING
Court Ordered Scheme Meeting of the Holders of Performance Rights to be held at the Adelaide Room, Sofitel Sydney,
Wentworth Hotel, 61-101 Philip Street, Sydney at 11.00am on
Wednesday 22 October 2008.

1.	OPENING

I am Rob Thomas and I am Chairman of HeartWare Limited and Chair of today’s meeting.

I refer everyone’s attention to the Notice of a Court Ordered Scheme of the Holders of Performance Rights dated 22 September 2008 as set out in Appendix 18 to the Information Memorandum.

It is now the advertised time of the Court Ordered Performance Rights Scheme Meeting and the necessary quorum being present, I declare the meeting open.

2.	APOLOGIES

As noted earlier, Mr Barberich, Mr Stockman, Dr Harrison and Mr Larkin send their apologies.

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Others

3.	PURPOSE

The purpose of this meeting is to consider and, if thought fit, to agree to a scheme of arrangement proposed to be made between HeartWare and the holders of performance rights to acquire fully paid ordinary shares pursuant to the HeartWare Limited Performance Rights Plan.

The Notice of Meeting, which is contained in Appendix 18 to the Information Memorandum, has been circulated to all Heartware performance rights holders and I therefore propose to take the notice as read. May I have your approval that the Notice is taken as read on a show of hands?

All those in favour, please raise your voting cards. All those against?

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4.	PROXIES / VOTING

Proxy votes have been received. Where a proxy vote has been given to me as the Chairman without voting instructions, in all cases I intend to vote in favor of the resolution. Details of proxies are set out in the presentation materials.

Voting at the meeting will occur by poll.

5.	RESOLUTION

To be successful, the resolution must be passed by a majority in number of the holders of performance rights that are present and voting – in person or via proxy – and being a majority whose performance rights in aggregate are at least 75% by value of the total performance rights held by the holders of performance rights present and voting.

The Performance Rights Scheme is subject to Federal Court approval and the satisfaction or waiver of various conditions as set out in the Performance Rights Scheme including that the Share Scheme becomes effective (which will occur following Federal Court approval next week).

Again, the Board of Directors unanimously supports the redomiciliation of the HeartWare Group in the United States and believes that the proposal is in the best interests of HeartWare as a whole.

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Before putting the matter to vote, I would ask if there are any questions or comments?

[Discussion]

The resolution which I now ask you to vote on is:

‘That pursuant to, and in accordance with section 411 of the Corporations Act 2001, the arrangement proposed between the Company and the holders of performance rights granted under the HeartWare Limited Performance Rights Plan ( Performance Rights Scheme), the terms of which are described in the Information Memorandum, is agreed to and the board of directors of the Company is authorised to agree to such alterations or conditions as are thought fit by the Court and, subject to approval of the Performance Rights Scheme by the Court, to implement the Performance Rights Scheme with any such alterations or conditions’.

I will now ask Mr Richard Powell of Computershare, the returning officer, to conduct the poll.

[Note: Meeting to be adjourned for counting of votes on the poll if necessary — results of all polls could be declared together at the end of the scheme meetings if this is necessary.]

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I will ask the Company Secretary, Mr David McIntyre, to read out the results of the poll.

[Mr McIntyre to read poll results for, against and abstain — number of performance rights holders and votes]

Accordingly, I confirm that the resolution was passed by the requisite majorities.

6.	CLOSURE

We have now completed the matters contained in the Notice of Performance Rights Scheme Meeting.

As there is no other business to be discussed at this meeting, I declare the meeting closed and will move to the Extraordinary General Meeting of Shareholders.

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HEARTWARE LIMITED
EXTRAORDINARY GENERAL MEETING
Extraordinary General Meeting of Shareholders to be held at the Adelaide Room, Sofitel Sydney, Wentworth Hotel, 61-101
Philip Street, Sydney at 11.30am on Wednesday 22 October 2008.

1.	OPENING

I am Rob Thomas and I am Chairman of HeartWare Limited and Chair of today’s meeting.

I refer everyone’s attention to the Notice of Extraordinary General Meeting of the Holders of Ordinary Shares dated 22 September 2008 as set out in Appendix 19 to the Information Memorandum.

It is now the advertised time of the EGM and the necessary quorum being present, I declare the meeting open.

2.	APOLOGIES

As noted earlier, Mr Barberich, Mr Stockman, Dr Harrison and Mr Larkin send their apologies.

Others

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3.	PURPOSE

The purpose of this meeting is to consider and, if thought fit, to pass the HeartWare International 2008 Stock Incentive Plan.

The Notice of Extraordinary General Meeting, which is contained in Appendix 19 to the Information Memorandum, has been circulated to all Heartware shareholders and I therefore proposed to take the notice as read. May I have your approval that the Notice is taken as read on a show of hands?

All those in favour, please raise your voting cards. All those against?

4.	PROXIES / VOTING

Proxy votes have been received. Where a proxy vote has been given to me as the Chairman without voting instructions, in all cases I intend to vote in favor of the resolution. Details of proxies are set out in the presentation materials.

5.	RESOLUTION

To be successful, the resolution must be passed by more than 50% of the total number of votes cast at the EGM.

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Again, the Board of Directors unanimously recommends that you vote in favor of this resolution.

I move the resolution be put:

‘That, for the purposes of section 162(m) and 422 of the US Internal Revenue Code (as amended) and for all other purposes, approval is given to the HeartWare International 2008 Stock Incentive Plan as described in section 8 and Appendix 11 of the Information Memorandum accompanying this notice of Extraordinary General Meeting’.

Do I have a Seconder to that motion?

Mr / Ms [                             ] to second the motion.

Before I put the resolution to the shareholders, has anyone any comments about this resolution?

[Discussion]

There being no further questions, I now put the resolution to a vote on a show of hands, all those in favour, please raise your voting cards – all those against – I declare the resolution carried /lost.

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6.	CLOSURE

We have now completed the matters referred to in the Information Memorandum.

I would now ask you to join us for some tea and coffee and light refreshments in the room immediately outside.

As there is no other business to be discussed at this meeting, I declare the meeting closed.

Thank you for your attendance.

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